                                                                   EXHIBIT 1.1



                   RUSSIAN WIRELESS TELEPHONE COMPANY, INC.

                       1,650,000 Shares of Common Stock

                            UNDERWRITING AGREEMENT




                                          __________ ___, 1997






J.W. Barclay & Co., Inc.
As Representative of the several Underwriters
One Battery Park Plaza
New York, New York 10004

Dear Sirs:

      Russian Wireless Telephone Company, Inc., a Delaware corporation (the "Company"), and the stockholder listed in Schedule A (the "Selling Stockholder") of this Underwriting Agreement (the "Agreement") hereby confirm their agreement with the Underwriters named in Schedule B of the Agreement (the "Underwriters"), for whom you are acting as representative (the "Representative"), as follows:

      1.    Description of Stock.

      The Company proposes to issue and sell and the Selling Stockholder proposes to sell to the Underwriters an aggregate of 1,650,000 shares (the "Stock") of common stock, $.01 par value per share (the "Common Stock") of the Company, of which 1,620,000 shares are being sold by the Company and 30,000 shares by the Selling Stockholder. In addition, the Company proposes to grant to the Underwriters (or to the Representative, individually) an option to purchase up to 247,500 additional shares of Common Stock (the "Additional Stock"). The offering of Stock and Additional Stock contemplated hereby may sometimes be referred to as the "Offering."

            (a)   Representative's Warrants.

      The Company will sell to the Representative, for $10, a warrant to purchase one share of Common Stock for each ten shares of Common Stock sold in this Offering excluding the Additional Stock (a maximum of 165,000 shares of Common Stock) at a price equal to $11.55 per share of Common Stock (the "Representative's Warrants," and collectively with the Common

Stock underlying the Representative's Warrants, the "Representative's Securities"). The Representative's Securities shall be non-exercisable and non-transferrable (other than to (i) officers of the Underwriters, and (ii) members of the selling group and their offices or partners) for a period of 12 months following the Effective Date. Thereafter, they are exercisable and transferrable for a period of four years. The Representative's Securities shall be registered for sale to the public and shall be included in the Registration Statement filed in connection with the Offering.

      2.    Representations and Warranties of the Company.

      A.    The Company represents and warrants to the Underwriters that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form SB-2 (File No. 333-24177), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933 (the "Act"). The Company will file further amendments to said registration statement in the form to be delivered to you and will not, before the registration statement becomes effective, file any other amendment thereto to which you shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, exhibits and all other documents filed as a part thereof or incorporated therein), is hereinafter called the "Registration Statement" and the prospectus, in the form filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations of the Commission under the Act (the "Regulations") or, if no such filing is made, the definitive prospectus used in the Offering, is hereinafter called the "Prospectus." The Company has delivered to you copies of each Preliminary Prospectus as filed with the Commission and has consented to the use of such copies for purposes permitted by the Act.

            (b) The Commission has not issued any orders preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects with the requirements of the Act and has not included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, subject to the provisions set forth below and except as such untrue statement or omission has been cured in the a subsequent preliminary prospectus or in the final prospectus.

            (c) When the Registration Statement becomes effective under the Act and at all times subsequent thereto including the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined) and for such longer periods as in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with the sale of the Securities by the Underwriters, the Registration Statement and Prospectus, and any amendment thereof or supplement thereto, will contain all material statements which are required to be stated therein in accordance with the Act and the Regulations, and will in all material respects conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by you, for use in connection with the preparation of the Registration Statement or Prospectus, or in any amendment thereof or supplement thereto. It is understood that the statements set forth under the heading "Underwriting" in the Prospectus with respect to (i) the amounts of the selling concession and reallowance; (ii) the identity of counsel to the Underwriters under the heading "Legal Matters;" and (iii) the information concerning the NASD affiliation of the Underwriters constitute for purposes of this Section the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement and Prospectus, as the case may be.

            (d) The Company and each of its subsidiaries (each a "Subsidiary") are, and at the Closing Date and the Option Closing Date will be, corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation. The Company and each of its Subsidiaries are duly qualified or licensed and in good standing as foreign corporations in each jurisdiction in which their ownership or leasing of any properties or the character of their operations requires such qualification or licensing, except those jurisdictions in which the failure to so qualify would not have a material adverse effect. The Company and each of its Subsidiaries have all requisite corporate powers and authority, and, except as set forth in the Registration Statement, the Company and each of its Subsidiaries and their employees' have all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease their properties and conduct their businesses as described in the Prospectus, and the Company and each of its Subsidiaries are doing business and have been doing business during the period described in the Registration Statement in compliance with all such material authorizations, approvals, orders, licenses, certificates and permits and all material federal, state and local laws, rules and regulations concerning the businesses in which the Company or its Subsidiaries are engaged. The disclosures in the Registration Statement concerning the effects of federal, state and local regulation on the Company's or its Subsidiaries' businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement and carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained or will have been obtained prior to the Closing Date.

            (e) This Agreement has been duly and validly authorized and executed by the Company. The Stock, the Representative's Warrants to be issued and sold by the Company pursuant to this Agreement and the Common Stock issuable upon exercise of the Representative's Warrants (the "Representative's Warrant Shares") and payment therefor, have been duly authorized (and, in the case of the Representative's Warrant Shares, have been duly reserved for issuance) and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable the Common Stock, Representative's Warrants, Additional Common Stock and Representative's Warrant Shares are not and will not be subject to the preemptive rights of any stockholder of the Company and conform and at all times up to and including their issuance will conform in all material respects to all statements with regard thereto contained in the Registration Statement and Prospectus; and all corporate action required to be taken for the authorization, issuance and sale of the Common Stock and Representative's Warrants has been taken, and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, to issue and sell, upon exercise in accordance with the terms thereof, the number and kind of securities called for thereby.

            (f) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation, as amended, or Bylaws of the Company or any of its Subsidiaries or of any evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their properties is bound, or under any applicable law, rule, regulation, judgment, order or decree of any government, professional advisory body, administrative agency or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or their properties, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries; and no consent, approval, authorization or order of any court or governmental or other regulatory agency or body is required for the consummation by the Company or any of its Subsidiaries of the transactions on their part herein contemplated, except such as may be required under the Act or under state securities or blue sky laws, except where a breach, violation or failure to obtain such consent would not have a material adverse effect upon the business or operation of the Company or its Subsidiaries.

            (g) Subsequent to the date hereof, and prior to the Closing Date and the Option Closing Date, the Company will not issue or acquire any equity securities except that the Company may make short-term investments as contemplated in the "Use of Proceeds" section of the Prospectus. Except as described in the Registration Statement, the Company does not have, and at the Closing Date and at the Option Closing Date will not have, outstanding any options to purchase or rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of its Preferred Stock, Common Stock or any such options, warrants, convertible securities or obligations.

            (h) The financial statements and notes thereto included in the Registration Statement and the Prospectus fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

            (i) Except as set forth in the Registration Statement, the Company and each Subsidiary are not, and at the Closing Date and at the Option Closing Date will not be, in violation or breach of, or default in, the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of its Subsidiaries are a party or by which the Company or any of its Subsidiaries may be bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject, which violations, breaches, default or defaults, singularly or in the aggregate, would have a material adverse effect on the Company or any of its Subsidiaries. The Company and each of its Subsidiaries have not and will not have taken any action in material violation of the provisions of the Certificate of Incorporation, as amended, or the Bylaws of the Company or its Subsidiaries or any statute or any order, rule or regulation of any court or regulatory authority or governmental body having jurisdiction over or application to the Company or its Subsidiaries, their businesses or properties.

            (j) The Company and each of its Subsidiaries have, and at the Closing Date and at the Option Closing Date will have, good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances, claims, security interests, restrictions and defects of any material nature whatsoever, except such as are described or referred to in the Prospectus and liens for taxes not yet due and payable. All of the material leases and subleases under which the Company or any of its Subsidiaries are the lessor or sublessor of properties or assets or under which the Company or any of its Subsidiaries hold properties or assets as lessee as described in the Prospectus are, and will on the Closing Date and the Option Closing Date be, in full force and effect, and except as described in the Prospectus, the Company and its Subsidiaries are not and will not be in default in respect to any of the terms or provisions of any of such leases or subleases (which would have a material adverse effect on the business, business prospects or operations of the Company or any of its Subsidiaries taken as a whole), and no claim has been asserted by anyone adverse to rights of the Company or any of its Subsidiaries as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or any of its Subsidiaries to continue possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus, and the Company and each of its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted set forth in the Prospectus (which would have a material adverse effect on the business, business prospects or operations of the Company or any of its Subsidiaries taken as a whole).

            (k) The authorized, issued and outstanding capital stock of the Company as of June 30, 1997 is as set forth in the Prospectus under "Capitalization"; the shares of issued and outstanding capital stock of the Company set forth thereunder have been duly authorized, validly issued and are fully paid and non-assessable; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the

Company have been granted or entered into by the Company; and the Common Stock, the Warrants and all such options and warrants conform in all material respects, to all statements relating thereto contained in the Registration Statement and Prospectus.

            (l) Except as described in the Prospectus, the Company does not own or control any capital stock or securities of, or have any proprietary interest in, or otherwise participate in any other corporation, partnership, joint venture, firm, association or business organization; provided, however, that this provision shall not be applicable to the investment, if any, of the net proceeds from the sale of the Securities sold by the Company in certificates of deposits, savings deposits, short-term obligations of the United States Government, money market instruments or other short-term investments.

            (m) Ernst & Young LLP, and Ernst & Young (CIS) Limited, who have given their reports on certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations.

            (n) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) entered into any transaction other than in the ordinary course of business; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

            (o) There is no litigation or governmental proceeding pending or to the knowledge of the Company or any Subsidiary threatened against, or involving the properties or business of the Company or any Subsidiary which might materially adversely affect the value, assets or the operation of the properties or the business of the Company or any Subsidiary, except as referred to in the Prospectus. Further, except as referred to in the Prospectus, there are no pending actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race, nor is the Company or any Subsidiary charged with or, to its knowledge, under investigation with respect to any violation of any statutes or regulations of any regulatory authority having jurisdiction over its business or operations, and no labor disturbances by the employees of the Company or any Subsidiary exist or, to the knowledge of the Company or any Subsidiary, have been threatened.

            (p) The Company has, and at the Closing Date and at the Option Closing Date will have, filed all necessary federal, state and foreign income and franchise tax returns or has requested extensions thereof (except in any case where the failure to so file would not have a material adverse effect on the Company), and has paid all taxes which it believes in good faith were required to be paid by it except for any such tax that currently is being contested in good faith or as described in the Prospectus.

            (q) The Company has not at any time (i) made any contribution to any candidate for political office, or failed to disclose fully any such contribution, in violation of law, or (ii) made any payment to any state, federal, foreign governmental or professional regulatory agency, officer or official or other person charged with similar public, quasi-public or professional regulatory duties, other than payments or contributions required or allowed by applicable law.

            (r) Except as set forth in the Registration Statement, to the knowledge of the Company, neither the Company nor any officer, director, employee or agent of the Company has made any payment or transfer of any funds or assets of the Company or conferred any personal benefit by use of the Company's assets or received any funds, assets or personal benefit in violation of any law, rule or regulation, which is required to be stated in the Registration Statement or necessary to make the statements therein not misleading.

            (s) On the Closing Date and on the Option Closing Date, all transfer or other taxes, if any (other than income tax) which are required to be paid, and are due and payable, in connection with the sale and transfer of the Stock by the Company to the Underwriters will have been fully paid or provided for by the Company as the case may be, and all laws imposing such taxes will have been fully complied with in all material respects.

            (t) There are no contracts or other documents of the Company which are of a character required to be described in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement which have not been so described or filed.

            (u) The Company will apply the net proceeds from the sale of the Stock sold by it for the purposes and in the manner set forth in the Registration Statement and Prospectus under the heading "Use of Proceeds."

            (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specified authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorizations; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (w) Except as set forth in the Prospectus, no holder of any securities of the Company has the right to require registration of any securities because of the filing or effectiveness of the Registration Statement.

            (x) The Company has not taken and at the Closing Date will not have taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or the Warrants to facilitate the sale or resale of such securities.

            (y) To the Company's knowledge, there are no claims for services in the nature of a finder's origination fee with respect to the sale of the Securities hereunder, except as set forth in the Prospectus.

            (z) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to Underwriters was, when made, or as of the Closing Date or as of the Option Closing Date will be materially inaccurate, untrue or incorrect.

      B. The Selling Stockholder represents and warrants to the Underwriters that:

            (a) It (1) has the full right, power and authority to execute and deliver this Agreement, the Power of Attorney, and the Custody Agreement, hereinafter referred to, (2) is, and on the Closing Date will be, the owner of the Selling Stockholder's Common Stock ("Stock") to be sold pursuant to the terms hereof, free and clear of all liens, charges, encumbrances and restrictions, (3) has paid the full purchase price required to be paid for such Stock, (4) on the Closing Date will have paid or provided for all stock transfer or other taxes (other than income taxes) required to be paid by such Selling Stockholder in connection with the sale and transfer of such Selling Stockholder's Stock and all laws imposing such taxes will have been fully complied with, and (5) has, and on the Closing Date will have, the full legal right, power and authority to sell, transfer and deliver such Selling Stockholder's Stock hereunder and covey good and marketable title to such Selling Stockholder's Stock, free and clear of all liens, charges, encumbrances, equities, claims and restrictions, whatsoever.

            (b) This Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder. This Agreement, the Power of Attorney and the Custody Agreement constitute the valid and binding agreements of the Selling Stockholder enforceable in accordance with their terms.

            (c) Neither the execution and delivery of this Agreement, the Power of Attorney, nor the Custody Agreement nor the consummation of the transactions herein or therein contemplated nor the compliance with the terms hereof or thereof by the Selling Stockholder will conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, purchase agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions on the Selling Stockholder's part herein contemplated, except such as may be required under the Act or under state securities or blue sky laws.

            (d) The Selling Stockholder has not, and at the Closing Date will not have, taken, and agrees that it will not take, directly or indirectly, any action to cause or result in, or which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Stock. Other than as permitted by the Act and the rules and regulations thereunder, the Selling Stockholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Stock.

            (e) Certificates in negotiable form representing the Selling Stockholder's Stock to be sold by it have been placed in custody under the Custody Agreement, in the form heretofore furnished to the Selling Stockholder, duly executed and delivered by the Selling Stockholder to Hall Dickler Kent Friedman & Wood, LLP (the "Custodian"), and the Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing Steven D. Dreyer as the Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of the Selling Stockholder, to authorize the delivery of the Selling Stockholder's Stock to be sold by the Selling Stockholder hereunder and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

            (f) The Selling Stockholder's Stock represented by the certificates held in custody for the Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by the Selling Stockholder for such custody, as well as the appointment by the Selling Stockholder of the Attorney-in-Fact, are, to that extent, irrevocable. The Selling Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Stockholder or by the occurrence of any other event.

      3.    Covenants of the Company.

      The Company covenants and agrees that:

            (a) It will deliver to the Representative, without charge, two conformed copies of each Registration Statement and of each amendment or supplement thereto, including all financial statements and exhibits.

            (b) The Company has delivered to each of the Underwriters, and each of the Selected Dealers (as hereinafter defined) without charge, as many copies as have been requested of each Preliminary Prospectus heretofore filed with the Commission in accordance with and pursuant to the Commission's Rule 430 under the Act and will deliver to the Underwriters and to others whose names and addresses are furnished by the Underwriters or a Selected Dealer, without charge, on the Effective Date of the Registration Statement, and thereafter from time to time during such reasonable period as you may request if, in the opinion of counsel for the Underwriters, the Prospectus is required by law to be delivered in connection with sales by the Underwriters or a dealer, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as the Underwriters may request for the purposes contemplated by the Act. The Company will take all necessary actions to furnish to whomever directed by the Underwriters, when and as requested by the Underwriters, all necessary documents, exhibits, information, applications, instruments and papers as may be reasonably required or, in the opinion of counsel to the Underwriters desirable, in order to permit or facilitate the sale of the Securities.

            (c) The Company has authorized the Underwriters to use, and make available for use by prospective dealers, the Preliminary Prospectus, and authorizes the Underwriters, all dealers selected by you in connection with the distribution of the Securities (the "Selected Dealers") to be purchased by the Underwriters and all dealers to whom any of such Securities may be sold by the Underwriters or by any Selected Dealer, to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Securities in accordance with the applicable provisions of the Act, the applicable Regulations and applicable state law, until completion of the distribution of the Securities and for such longer period as you may request if the Prospectus is required under the Act, the applicable Regulations or applicable state law to be delivered in connection with sales of the Securities by the Underwriters or the Selected Dealers.

            (d) The Company will use its best efforts to cause the Registration Statement to become effective and will notify the Representative immediately, and confirm the notice in writing: (i) when the Registration Statement or any post-effective amendment thereto becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or to the best of the Company's knowledge, the threatening, of any proceedings for that purpose; (iii) the suspension of the qualification of the Securities and the Representative's Warrants, or underlying securities, for offering or sale in any jurisdiction or of the initiating, or to the best of the Company's knowledge the threatening, of any proceeding for that purpose; and (iv) of the receipt of any comments from the Commission. If the Commission shall enter a stop order at any time, the Company will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

            (e) During the time when a prospectus is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), as now and hereafter amended and by the Regulations, as from time to time in force, as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify you promptly and prepare and file with the

Commission an appropriate amendment or supplement in accordance with Section 10 of the Act and will furnish to you copies thereof.

            (f) The Company will endeavor in good faith, in cooperation with you, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws or blue sky laws of such jurisdictions as you may reasonably designate. In each jurisdiction where such qualification shall be effected, the Company will, unless you agree that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction.

            (g) The Company will make generally available to its security holders, as soon as practicable, but in no event later than the first day of the fifteenth full calendar month following the Effective Date of the Registration Statement, an earnings statement of the Company, which will be in reasonable detail but which need not be audited, covering a period of at least twelve months beginning after the Effective Date of the Registration Statement, which earnings statements shall satisfy the requirements of Section 11(a) of the Act and the Regulations as then in effect. The Company may discharge this obligation in accordance with Rule 158 of the Regulations.

            (h) During the period of five years commencing on the Effective Date of the Registration Statement, the Company will furnish to its stockholders an annual report (including financial statements audited by its independent public accountants), in reasonable detail, and, at its expense, furnish each of the Underwriters (i) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries and a separate balance sheet of each subsidiary of the Company the accounts of which are not included in such consolidated balance sheet as of the end of such fiscal year, and consolidated statements of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries and separate statements of operations, stockholders' equity and cash flows of each of the subsidiaries of the Company the accounts of which are not included in such consolidated statements, for the fiscal year then ended all in reasonable detail and all certified by independent accountants (within the meaning of the Act and the Regulations), (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, similar balance sheets as of the end of such fiscal quarter and similar statements of operations, stockholders' equity and cash flows for the fiscal quarter then ended, all in reasonable detail, and subject to year end adjustment, all certified by the Company's principal financial officer or the Company's principal accounting officer as having been prepared in accordance with generally accepted accounting principles applied on a consistent basis, (iii) as soon as available, each report furnished to or filed with the Commission or any securities exchange and each report and financial statement furnished to the Company's shareholders generally and (iv) as soon as available, such other material as the Representative may from time to time reasonably request regarding the financial condition and operations of the Company.

            (i) For a period of eighteen months from the Closing Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit), the Company's financial statements for each of the first three quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

            (j) Prior to the Closing Date or the Option Closing Date, the Company will not issue, directly or indirectly, without your prior written consent and that of counsel for the Representative, any press release or other public announcement or hold any press conference with respect to the Company or its activities with respect to this Offering.

            (k) The Company will deliver to you prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date of the Registration Statement and will not file any such amendment or supplement to which you shall reasonably object after being furnished such copy.

            (l) During the period of 120 days commencing on the date hereof, the Company will not at any time take, directly or indirectly, any action designed to, or which will constitute or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of any of the Securities.

            (m) The Company will apply the net proceeds from the Offering received by it in the manner set forth under "Use of Proceeds" in the Prospectus.

            (n) Counsel for the Company, the Company's accountants, and the officers and directors of the Company will, respectively, furnish the opinions, the letters and the certificates referred to in subsections of Paragraph 9 hereof, and, in the event that the Company shall file any amendment to the Registration Statement relating to the offering of the Securities or any amendment or supplement to the Prospectus relating to the offering of the Securities subsequent to the Effective Date of the Registration Statement, such counsel, such accountants, such officers and directors, respectively, will, at the time of such filing or at such subsequent time as you shall specify, so long as securities being registered by such amendment or supplement are being underwritten by the Underwriters, furnish to you such opinions, letters and certificates, each dated the date of its delivery, of the same nature as the opinions, the letters and the certificates referred to in said Paragraph 9, as you may reasonably request, or, if any such opinion or letter or certificate cannot be furnished by reason of the fact that such counsel or such accountants or any such officer or director believes that the same would be inaccurate, such counsel or such accountants or such officer or director will furnish an accurate opinion or letter or certificate with respect to the same subject matter.

            (o) The Company will comply with all of the provisions of any undertakings contained in the Registration Statement in all material respects.

            (p) The Company will reserve and keep available for issuance that maximum number of its authorized but unissued shares of Common Stock which are issuable upon exercise of the Representative's Warrants outstanding from time to time.

            (q) So long as any of the Warrants remain outstanding, the Company shall continue to employ the services of a firm of independent certified public accountants reasonably acceptable to the Representative in connection with the preparation of the financial statements to be included in any registration statement to be filed by the Company hereunder, or any amendment or supplement thereto (it being understood that Ernst & Young, LLP is acceptable to the Representative). During the same period, the Company shall employ the services of a law firm(s) acceptable to the Representative in connection with all legal work of the Company, including the preparation of any registration statement to be filed by the Company hereunder, or any amendment or supplement thereto (it being understood that Hall Dickler Kent Friedman & Wood, LLP is acceptable to the Representative).

            (r) The Company agrees that it will, upon the Closing Date, for a period of no less than five (5) years, engage a designee of the Representative as an advisor (the "Advisor") to its Board of Directors where such Advisor shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors and shall be entitled to receive compensation therefor equal to the entitlement of all non-employee directors. Such Advisor shall also be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging, and transportation. The Company further agrees that during said five (5) year period, it shall schedule no less than four (4) formal and "in person" meetings of its Board of Directors in each such year and fifteen (15) days advance notice of such meetings shall be given to the Advisor. Further, during such five (5) year period, the Company shall give notice to the Representative with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions. In lieu of the Representative's right to designate an Advisor, the

Representative shall have the right during such five-year period, in its sole discretion, to designate one person for election as a Director of the Company and the Company will utilize its best efforts to obtain the election of such person who shall be entitled to receive the same compensation, expense reimbursements and other benefits set forth above.

            The Company agrees to indemnify and hold the Underwriters and such Advisor or Director harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of your designee at any such meeting described herein. In the event the Company maintains a liability insurance policy affording coverage for the acts of its of officers and directors, it agrees, if possible, to include the Representative's designee as an insured under such policy.

            (s) Upon the Closing Date, the Company shall have entered into an agreement with the Representative in form reasonably satisfactory to the Representative (the "Consulting Agreement"), pursuant to which the Representative will be retained as a management and financial consultant and will be paid a fee of $125,000, all of which shall be paid upon the Closing Date.

            (t) The Company's Common Stock shall be listed on the OTC Electronic Bulletin Board not later than the Effective Date, at which time at least two (2) broker-dealers shall be approved pursuant to Rule 15c2-11 of the Exchange Act to make a market in the Stock. The Company shall thereafter use its best efforts to expeditiously list its Common Stock on the Nasdaq SmallCap Market ("Nasdaq"), and upon listing on Nasdaq, maintain such listing for at least five years from the date of this Agreement.

            (u) The Company will apply for listing in Standard and Poors Corporation Reports or Moodys OTC Guide and shall use its best efforts to have the Company included in such publications for at least five years from the Closing Date.

            (v) For a period of twenty-four (24) months from the Closing Date, no officer, director or holder of any securities of the Company (other than shares that are currently publicly traded, in the case of stockholders who are not officers, directors or 5% or greater stockholders) prior to the Offering will, directly or indirectly, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any shares of Common Stock, including shares of Common Stock issuable upon exercise of options, warrants or any convertible securities of the Company, without the prior written consent of the Representative, other than as set forth in the Registration Statement. In order to enforce this covenant, the Company shall impose stop-transfer instructions with respect to the securities owned by every stockholder prior to the Offering until the end of such period (subject to any exceptions to such limitation on transferability set forth in the Registration Statement). If necessary to comply with any applicable Blue-sky Law, the shares held by such stockholders will be escrowed with counsel for the Company or otherwise as required.

            (w) Except for the issuance of shares of capital stock by the Company in connection with a dividend, recapitalization, reorganization or similar transactions or as result of the exercise of warrants or options disclosed in or issued or granted pursuant to plans disclosed in the Registration Statement, the Company shall not, for a period of twenty-four (24) months following the Closing Date, directly or indirectly, offer, sell, issue or transfer any shares of its capital stock, or any security exchangeable or exercisable for, or convertible into, shares of the capital stock or register any of its capital stock (under any form of registration statement, including Form S-8), without the prior written consent of the Representative. Options granted pursuant to plans must be exercisable at the fair market value on the date of grant.

            (x) For a period of three years from the Effective Date, the Company shall maintain key person life insurance payable to the Company on each of the lives of Ronald G. Nathan, its Chief Executive, and Mikhail Leibov, the Chief Executive of Corbina Telecommunications and Comptel Ltd., the Company's subsidiaries, each in the amount of $1,000,000, unless his employment with the Company is earlier terminated. In such event, the Company will obtain a comparable policy on the life of his successor for the balance of such period.

            (y) The Company will use its best efforts to obtain, as soon after the Closing Date as is reasonably possible, liability insurance covering its officers and directors.

            (z) The Company agrees that any conflict of interest arising between a member of the Company's Board of Directors and the Company in connection with such Director's dealing with, or obligations to, the Company, shall be resolved by a vote of the majority of the independent members of the Board of Directors.

            (aa) The Company agrees that it will employ the services of a financial public relations firm acceptable to the Representative for a period of at least twelve months following the Effective Date.

            (bb) The Company shall deliver to the Representative, no later than December 31, 1997, audited financial statements of the Company as of and for the eleven (11) months ended November 30, 1997.

      4.    Sale, Purchase and Delivery of Stock: Closing Date.

            (a) The Company and the Selling Stockholder agree to sell to the Underwriters, and the Underwriters, on the basis of the warranties, representations and agreements of the Company and the Selling Stockholder herein, and subject to the terms and conditions herein, agree to purchase the Stock from the Company and the Selling Stockholder, as the case may be, at a price of $7.00 per share, less an underwriting discount of nine percent (9%) of the offering price. The Underwriters may allow a concession not exceeding $__________ per share of Common Stock to Selected Dealers who are members of the National Association of Securities Dealers, Inc ("NASD"), and to certain foreign dealers.

            (b) Delivery of the Stock and payment therefor shall be made at 10:00 A.M., New York time on the Closing Date, as hereinafter defined, at the offices of the Representative or such other location as may be agreed upon by you and the Company. Delivery of certificates for the Common Stock (in definitive form and registered in such names and in such denominations as you shall request by written notice to the Company delivered at least two business days prior to the Closing Date), shall be made to you for the account of the Underwriters against payment of the purchase price therefor by certified or bank check or wire transfer payable in New York Clearing House funds to the order of the Company. The Company will make such certificates available for inspection at least two business days prior to the Closing Date at such place as you shall designate.

            (c) The "Closing Date" shall be __________ __, 1997, or such other date not later than the fourth business day following the effective date of the Registration Statement as you shall determine and advise the Company by at least three full business days' notice, confirmed in writing.

            (d) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Stock by the Company to the Underwriters shall be borne by the Company. The Company will pay and hold the Underwriters, and any subsequent holder of the Stock, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Underwriters of the Stock or any portions thereof.

      5.    Sale, Purchase and Delivery of Additional Stock: Option Closing
Date.

            (a) The Company agrees to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Company herein contained, subject to the satisfaction of all the terms and conditions of this Agreement, the Underwriters shall have the option (the "Option") to purchase the Additional Stock from the Company, at the same price per Stock as set forth in Paragraph 4(a) above. Additional Stock may be purchased solely for the purpose of covering over-allotments made in connection with the distribution and sale of the Securities.

            (b) The Option to purchase all or part of the Additional Stock covered thereby is exercisable by you at any time and from time to time before the expiration of a period of 45 calendar days from the Effective Date of the Registration Statement (the "Option Period") by written notice to the Company setting forth the number of shares of Additional Stock for which the Option is being exercised, the name or names in which the certificates for such shares of Additional Stock are to be registered and the denominations of such certificates. Upon each exercise of the Option, the Company shall sell to the Underwriters the aggregate number of shares of Additional Stock specified in the notice exercising such Option.

            (c) Delivery of the Additional Stock with respect to which Options shall have been exercised and payment therefor shall be made at 10:00 A.M., New York time on the Option Closing Date, as hereinafter defined, at the offices of the Representative or at such other locations as may be agreed upon by you and the Company. Delivery of certificates for shares of Additional Stock shall be made to you for the account of the Underwriters against payment of the purchase price therefor by certified or bank check or wire transfer in New York Clearing House Funds to the order of the Company. The Company will make certificates for shares of Additional Stock to be purchased at the Option Closing Date available for inspection at least two business days prior to such Option Closing Date at such place as you shall designate.

            (d) The "Option Closing Date" shall be the date not later than five business days after the end of the Option Period as you shall determine and advise the Company by at least three full business days' notice, unless some other time is agreed upon between you and the Company.

            (e) The obligations of the Underwriters to purchase and pay for Additional Stock at such Option Closing Date shall be subject to compliance as of such date with all the conditions specified in Paragraph 2 herein and the delivery to you of opinions, certificates and letters, each dated such Option Closing Date, substantially similar in scope to those specified in Paragraph 9 herein.

            (f) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Additional Stock by the Company to the Underwriters shall be borne by the Company. The Company will pay and hold the Underwriters, and any subsequent holder of Additional Securities, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Underwriters of the Additional Stock or any portion thereof.

      6.    Representations and Warranties of the Underwriters.

      The Underwriters represent and warrant to the Company that:

            (a) The Underwriters are each members in good standing of the National Association of Securities Dealers, Inc., and have complied with all NASD requirements concerning net capital and compensation to be received in connection with the Offering.

            (b) To the Underwriters' knowledge, there are no claims for services in the nature of a finder's origination fee with respect to the sale of the Securities hereunder to which the Company is, or may become, obligated to pay.

      7.    Payment of Expenses.

            (a) The Company will pay and bear all costs, fees, taxes and expenses incident to and in connection with: (i) the issuance, offer, sale and delivery of the Securities, including all expenses and fees incident to the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement (including all exhibits thereto), each Preliminary Prospectus, the Prospectus, and amendments and post-effective amendments thereof and supplements thereto, and this Agreement and related documents, Preliminary and Final Blue Sky Memoranda, including the cost of preparing and copying all copies thereof in quantities deemed necessary by the Underwriters; (ii) the costs of preparing and printing all "Tombstone" and other appropriate advertisements; (iii) the printing, engraving, issuance and delivery of the Common Stock, Additional Common Stock, Representative's Warrants and Representative's Warrant Shares, including any transfer or other taxes payable thereon in connection with the original issuance thereof; (iv) the qualification of the Common Stock and Warrants under the state or foreign securities or "Blue Sky" laws selected by the Underwriters and the Company, and disbursements and reasonable fees of counsel for the Underwriters in connection therewith (not to exceed $50,000) plus the filing fees for such states; (v) a fee of $25,000 to be paid to counsel for the Underwriters for the preparation of a secondary trading memorandum; (vi) fees and disbursements of counsel and accountants for the Company; (vii) other expenses and disbursements incurred on behalf of the Company (viii) the filing fees payable to the Commission and the National Association of Securities Dealers, Inc. ("NASD"); and (ix) any listing of the Common Stock on a securities exchange, on Nasdaq or on the OTC Electronic Bulletin Board.

            (b) In addition to the expenses to be paid and borne by the Company referred to in Paragraph 7(a) above, the Company shall reimburse you at closing for expenses incurred by you in connection with the Offering (for which you need not make any accounting), in the amount of 3% of the price to the public of the Stock and Additional Stock sold in the Offering. This 3% non-accountable expense allowance shall cover the fees of your legal counsel, but shall not include any expenses for which the Company is responsible under Paragraph 7(a) above, including the reasonable fees and disbursements of your legal counsel with respect to Blue Sky matters. As of the date hereof, $25,000 has been advanced by the Company to the Underwriters with respect to such non-accountable expense allowance. Any unaccounted for portion of the $25,000 so advanced will be returned to the Company in the event the Offering is not consummated.

            (c) In the event that the Company does not or cannot, for any reason whatsoever other than a default by the Underwriters, expeditiously proceed with the Offering, or if any of the Company's representations, warranties or covenants contained in this Agreement are not materially correct or cannot be complied with by the Company, or business prospects or obligations of the Company are adversely affected and the Company does not commence or continue with the Offering at any time or terminates the proposed transaction prior to the Closing Date, the Company shall reimburse the Underwriters on an accountable basis for all out-of-pocket expenses actually incurred in connection with the Underwriting, this Agreement and all of the transactions hereby contemplated, including, without limitation, your legal fees and expenses, up to an aggregate total of $100,000 less such sums which have already been paid.

      8.    Conditions of Underwriters' Obligations.

      The obligations of the Underwriters to consummate the transactions contemplated by this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date, the accuracy of the statements of the Company and its officers and directors made pursuant to the provisions hereof, and to the performance by the Company of its covenants and agreements hereunder and under each certificate, opinion and document contemplated hereunder and to the following additional conditions:

            (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by you and, on or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Stock under the securities laws of any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or to your knowledge or the knowledge of the Company, shall be contemplated by the Commission or any such authorities of any jurisdiction and any request on the part of the Commission or any such authorities for additional information shall have been complied with to the reasonable satisfaction of the Commission or such authorities and counsel to the Underwriters and after the date hereof no amendment or supplement shall have been filed to the Registration Statement or Prospectus without your prior consent.

            (b) The Registration Statement or the Prospectus or any amendment thereof or supplement thereto shall not contain an untrue statement of a fact which is material, or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) Between the time of the execution and delivery of this Agreement and the Closing Date, there shall be no litigation instituted against the Company or any of its officers or directors and between such dates there shall be no proceeding instituted or, to the Company's knowledge, threatened against the Company or any of its officers or directors before or by any federal, state or county commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a material adverse effect on the Company or its business, business prospects or properties, or have a material adverse effect on the financial condition or results of operation of the Company.

            (d) Each of the representations and warranties of the Company contained herein and each certificate and document contemplated under this Agreement to be delivered to you shall be true and correct at the Closing Date as if made at the Closing Date, and all covenants and agreements contained herein and in each such certificate and document to be performed on the part of the Company, and all conditions contained herein and in each such certificate and document to be fulfilled or complied with by the Company at or prior to the Closing Date shall be fulfilled or complied with.

            (e) At the Closing Date, you shall have received the opinion of Hall Dickler Kent Friedman & Wood, LLP, counsel to the Company, dated as of such Closing Date, addressed to the Underwriters and in form and substance satisfactory to counsel to the Underwriters, to the effect that:

                  (i) The Company and each of its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation with full corporate power and authority, and all licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate their properties and to conduct their businesses as described in the Registration Statement. The Company and each of its Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all jurisdictions wherein such qualification is necessary and failure so to qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company and each of its Subsidiaries;

                  (ii) The Company has full corporate power and authority to execute, deliver and perform the Underwriting Agreement, the Consulting Agreement and the Representative's Warrants and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Underwriting Agreement, the Consulting Agreement and the Representative's Warrants by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Underwriting Agreement, the Consulting Agreement and the Representative's Warrants have been duly authorized by all necessary corporate action, and each of the Underwriting Agreement, the Consulting Agreement and the Representative's Warrants have been duly executed and delivered by the Company. Each of the Underwriting Agreement, the Consulting Agreement and the Representative's Warrants is a valid and binding obligation of the Company, enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth in the Underwriting Agreement may be limited by the federal securities laws or public policy underlying such laws;

                  (iii) The execution, delivery and performance of the Underwriting Agreement, the Consulting Agreement and the Representative's Warrants by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Underwriting Agreement, the Consulting Agreement and the Representative's Warrants do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in a violation of the Certificate of Incorporation, as the same may be amended, or Bylaws of the Company or any of its Subsidiaries,
(B) to the best of our knowledge, result in a breach of, or conflict with, any terms or provisions of or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, note, contract, commitment or other material agreement or instrument to which the Company or any of its Subsidiaries are a party or by which the Company or any of its Subsidiaries or any of their properties or assets are or may be bound or affected, except where any of the foregoing would not result in a material adverse effect upon the Company's or any Subsidiaries business or operations; (C) to the best of our knowledge, violate any existing applicable law, rule or regulation or judgment, order or decree known to us of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties or businesses; or
(D) to the best of our knowledge, have any effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any of its Subsidiaries to own or lease and operate their properties and to conduct their business or the ability of the Company or any of its Subsidiaries to make use thereof;

                  (iv) To the best of our knowledge, no authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body (other than under the Act, the Regulations and applicable state securities or Blue Sky laws) is required for the valid authorization, issuance, sale and delivery of the Stock, the Additional Stock, or the Representative's Warrants, and the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Consulting Agreement or the Representative's Warrants;

                  (v) The Registration Statement was declared effective under the Act on __________ ___, 1997; to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act or applicable state securities laws;

                  (vi) The Registration Statement and the Prospectus, as of the Effective Date (except for the financial statements and other financial data included therein or omitted therefrom, as to which we express no opinion), comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company;

                  (vii) The description in the Registration Statement and the Prospectus of statutes, regulations, contracts and other documents have been reviewed by us, and, based upon such review, are accurate in all material respects and present fairly the information required to be disclosed, and to the best of our knowledge, there are no material statutes or regulations, or, to the best of our knowledge, material contracts or documents, of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not so described or filed as required.

                  To the best of our knowledge, none of the material provisions of the contracts or instruments described above violates any existing applicable law, rule or regulation or judgment, order or decree known to us of any United States governmental agency or court having jurisdiction over the Company or any of its assets or businesses;

                  (viii) The outstanding Common Stock has been duly authorized and validly issued and is fully paid and nonassessable. To the best of our knowledge, none of the outstanding Common Stock has been issued in violation of the preemptive rights of any stockholder of the Company. None of the holders of the outstanding Common Stock is subject to personal liability solely by reason of being such a holder. The authorized Common Stock conforms to the description thereof contained in the Registration Statement and Prospectus. To the best of our knowledge, except as set forth in the Prospectus, no holders of any of the Company's securities has any rights, "demand," "piggyback" or otherwise, to have such securities registered under the Act;

                  (ix) The issuance and sale of the Stock, the Additional Stock, the Representative's Warrants and the Representative's Warrant Shares have been duly authorized and when issued will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. Neither the Stock nor the Additional Stock are subject to preemptive rights of any stockholders of the Company. The certificates representing the Stock are in proper legal form;

                  (x) The issuance and sale of the Representative's Warrants and Representative's Warrant Shares have been duly authorized and, when paid for, issued and delivered pursuant to the terms of the Representative's Warrants, will constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, to issue and sell the Representative's Warrants and the Representative's Warrant Shares. All corporate action required to be taken for the authorization, issuance and sale of the Stock has been duly, validly and sufficiently taken. The Representative's Warrants conform to the description thereof contained in the Registration Statement and Prospectus;

                  (xi) The Underwriters have acquired good title to the Stock, free and clear of all liens, encumbrances, equities, security interests and claims, provided that the Underwriters are bona fide purchasers as defined in
Section 8-302 of the Uniform Commercial Code;

                  (xii) Assuming that the Underwriters exercise the over-allotment option to purchase the Additional Stock and make payments therefor in accordance with the terms of the Underwriting Agreement, upon delivery of the Additional Stock to the Underwriters thereunder, the Underwriters will acquire good title to the Additional Stock, free and clear of any liens, encumbrances, equities, security interests and claims, provided that the Underwriters are bona fide purchasers as defined in Section 8-302 of the Uniform Commercial Code;

                  (xiii) To the best of our knowledge, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company or any of its Subsidiaries or involving their properties or businesses, other than as described in the Prospectus, such description being accurate, and other than litigation incident to the kind of business conducted by the Company or any of its Subsidiaries which, individually and in the aggregate, is not material, and, except as otherwise disclosed in the Prospectus and the Registration Statement, the Company and its Subsidiaries have complied with all federal and state laws, statutes and regulations concerning its business;

                  (xiv) All sales of the Company's securities have been made in compliance with or under an exemption from the registration requirements of the Act, and no purchaser of such securities in any such sale has a right of action against the Company for failure to comply with the registration or filing requirements of any state; and

                  (xv) We have participated in reviews and discussions in connection with the preparation of the Registration Statement and the Prospectus. Although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, no facts came to our attention which lead us to believe that (A) the Registration Statement (except as to the financial statements and other financial data contained therein, as to which we express no opinion), on the Effective Date, contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that (B) the Prospectus (except as to the financial statements and other financial data contained therein, as to which we express no opinion) contains any untrue statement or a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (f) At the Closing Date, you shall have received the opinion of Irina Igitova, Esq., special counsel to the Company with respect to the laws of the Russian Federation, dated as of such Closing Date, addressed to the Underwriters and in form and substance satisfactory to counsel to the Underwriters, to the effect that:

                  (i) Corbina Telecommunications ("Corbina"), CompTel Ltd. ("CompTel") and Investelektrosvyaz ("Investelectro") (the "Russian Subsidiaries") have been duly organized and are validly existing as closed joint stock companies in good standing under the laws of the Russian Federation, and have full corporate power and authority to own their properties and conduct their businesses as described in the Registration Statement and Prospectus;

                  (ii) The Russian Subsidiaries have obtained, or are in the process of obtaining, all licenses, permits and other governmental authorizations necessary to conduct their businesses as described in the Prospectus, and such licenses, permits and other governmental authorizations obtained are in full force and effect, and the Russian Subsidiaries are in all material respects complying therewith;

                  (iii) The Company owns 75% of the issued and outstanding capital stock of each of Corbina and CompTel, and CompTel owns 51% of Investelectro; all of the Russian Subsidiaries' outstanding securities have been duly authorized, are validly issued, fully paid and non-assessable and have not been issued in violation of the preemptive rights of any security holder;

                  (iv) Such counsel knows of no pending or threatened legal or governmental proceedings to which either or the Russian Subsidiaries are a party which could materially adversely affect the business, property, financial conduct or operations of either of the Russian Subsidiaries;

                  (v) Such counsel is familiar with all contracts or other agreements entered into by the Russian Subsidiaries with other Russian companies, entities, banking institutions or individuals referred to in the Registration Statement and Prospectus (collectively, the "Russian Agreements"), and all such Russian Agreements are valid, binding and enforceable under Russian law, and to the knowledge of such counsel, neither of the Russian Subsidiaries is in default under any of the Russian Agreements;

                  (vi) Neither of the Russian Subsidiaries is in violation of or in default under its Charter Documents or Bylaws, or to the knowledge of such counsel, in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement or instrument to which either Russian Subsidiary is are a party or by which it or any of its properties may be bound, or in violation of any material order, rule, regulation, writ, injunction or decree of any government or governmental instrumentality or court; and

                  (vii) Pursuant to the laws of the Russian Federation, the minority stockholders of Corbina, CompTel and Investelectro will not be able to prevent the Company from carrying out the businesses of such Russian Subsidiaries or the Company, such as consummating material transactions or declaring dividends in cash or stock.

            (g) On or prior to the Closing Date, counsel for the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in subparagraphs (e) and (f) of this Paragraph 9, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

            (h)   Prior to the Closing Date:

                  (i) There shall have been no material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus;

                  (ii) There shall have been no transaction, outside the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is material to the Company, which is either (x) required to be disclosed in the Prospectus or Registration Statement and is not so disclosed, or (y) likely to have material adverse effect on the Company's business or financial condition;

                  (iii) The Company shall not be in default under any material provision of any instrument relating to any outstanding indebtedness, except as described in the Prospectus;

                  (iv) No material amount of the assets of the Company shall have been pledged, mortgaged or otherwise encumbered, except as set forth in the Registration Statement and Prospectus;

                  (v) No action, suit or proceeding, at law or in equity, shall have been pending or to its knowledge threatened against the Company or affecting any of its properties or businesses before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, operations, prospects or financial condition or income of the Company, taken as a whole, except as set forth in the Registration Statement and Prospectus; and

                  (vi) No stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or, to the Company's knowledge, threatened by the Commission.

                  (vii) Each of the representations and warranties of the Company contained in this Agreement and in each certificate and document contemplated under this Agreement to be delivered to you was, when originally made and is at the time such certificate is dated, true and correct.

            (i) Concurrently with the execution and delivery of this Agreement and at the Closing Date, you shall have received a certificate of the Company signed by the Chief Executive Officer of the Company and the principal financial officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in subparagraph (h) above have been satisfied and that, as of the Closing Date, the representations and warranties of the Company set forth in Paragraph 2 herein and the statements in the Registration Statement and Prospectus were and are true and correct. Any certificate signed by any of officer of the

Company and delivered to you or for counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the statements made therein.

            (j) At the time this Agreement is executed, and at the Closing Date, you shall have received "cold comfort" letters, addressed to the Underwriters and in form and substance satisfactory in all respects to you and counsel for the Underwriters, from Ernst & Young LLP and Ernst & Young (CIS) Limited, dated as of the date of this Agreement and as of the Closing Date.

            (k) All proceedings taken in connection with the authorization, issuance or sale of the Stock, Additional Stock, the Representative's Warrants and the Representative's Warrant Shares as herein contemplated shall be satisfactory in form and substance to you and to counsel to the Underwriters, and the Underwriters shall have received from such counsel an opinion, dated as the Closing Date with respect to such of these proceedings as you may reasonably require.

            (l) The Company shall have furnished to you such certificates, additional to those specifically mentioned herein, as you may have reasonably requested in a timely manner as to the accuracy and completeness, at the Closing Date, of any statement in the Registration Statement or the Prospectus, as to the accuracy, at the Closing Date, of the representations and warranties of the Company herein and in each certificate and document contemplated under this Agreement to be delivered to you, as to the performance by the Company of its obligations hereunder and under each such certificate and document or as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

            (m) The obligation of the Underwriters to purchase Additional Stock hereunder is subject to the accuracy of the representations and warranties of the Company contained herein on and as of the Option Closing Date and to the satisfaction on and as of the Option Closing Date of the conditions set forth herein.

            (n) On the Closing Date there shall have been duly tendered to you for your account the appropriate number of shares of Common Stock constituting the Stock.

            (o) The Company's Common Stock shall be listed on the OTC Electronic Bulletin Board not later than the Effective Date, at which time at least two (2) broker-dealers shall be approved pursuant to Rule 15c2-11 of the Exchange Act to make a market in the Common Stock.

            (p) At the Closing Date, you shall have received the opinion of Hall Dickler Kent Friedman & Wood, LLP, counsel for the Selling Stockholder, dated as of such Closing Date, addressed to the Underwriters and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

            (i) This Agreement has been validly executed and delivered by or on behalf of the Selling Stockholder and constitutes a valid and binding agreement of the Selling Stockholder;

            (ii) The Power of Attorney and Custodian Agreement have been validly executed and delivered by the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder; and

            (iii) Valid title to the Selling Stockholder's Stock sold by the Selling Stockholder shall be delivered on the Closing Date, free and clear of any liens, claims, encumbrances and perfected security interests whatsoever.

      9.    Indemnification and Contribution.

            (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters ("controlling person") within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages, actions and expenses or liability, joint or several, whatsoever (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), joint or several, to which it or such controlling persons may become subject under the Act, the Exchange Act or under any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Preliminary Prospectus or the Prospectus (as from time to time amended and supplemented); in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Representative's Warrant Shares upon exercise of the Representative's Warrants; or in any application or other document or written communication (in this Paragraph 9 collectively called "application") executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Stock, Additional Stock, Representative's Warrants and Representative's Warrant Shares under the securities laws thereof or filed with the Commission or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon or in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in application, as the case may be. Notwithstanding the foregoing, the Company shall have no liability under this Paragraph 10(a) if any such untrue statement or omission made in a Preliminary Prospectus, is cured in the Prospectus and the Underwriters failed to deliver to the person or persons alleging the liability upon which indemnification is being sought, at or prior to the written confirmation of such sale, a copy of the Prospectus. This indemnity will be in addition to any liability which the Company may otherwise have.

            (b) The Underwriters agree to indemnify and hold harmless the Company and each of the officers and directors of the Company who have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriters in Paragraph 9(a), but only with respect to any untrue statement or alleged untrue statement of any material fact contained in or any omission or alleged omission to state a material fact required to be stated in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or necessary to make the statements therein not misleading or in any application made solely in reliance upon, and in conformity with, written information furnished to the Company by you specifically expressly for use in the preparation of such Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. Notwithstanding the foregoing, the Underwriters shall have no liability under this Paragraph 9(b) if any such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus, and the Prospectus is delivered to the person or persons alleging the liability upon which indemnification is being sought.

            (c) If any action is brought against any indemnified party (the "Indemnitee") in respect of which indemnity may be sought against another party pursuant to the foregoing (the "Indemnitor"), the Indemnitor shall assume the defense of the action, including the employment and fees of counsel (reasonably satisfactory to the Indemnitee) and payment of expenses. Any Indemnitee shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such action. If the Indemnitor shall have employed counsel to have charge of the defense or shall previously have assumed the defense of any such action or claim, the Indemnitor shall not thereafter be liable to any Indemnitee in investigating, preparing or defending any such action or claim. Each Indemnitee shall promptly notify the Indemnitor of the commencement of any litigation or proceedings against the Indemnitee in connection with the issue and sale of the Common Stock, Warrants, Warrants Shares, Additional Securities, Underwriters' Securities or in connection with the Registration Statement or Prospectus.

            (d) In order to provide for just and equitable contribution under the Act in any case in which: (i) the Underwriters make a claim for indemnification pursuant to Paragraph 10 hereof, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case notwithstanding the fact that this Paragraph 9 provides for indemnification of such case; or (ii) contribution under the Act may be required on the part of the Underwriters in circumstances for which indemnification is provided under this Paragraph 9, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion so that the Underwriters are responsible for the portion represented by dividing the total compensation received by the

Underwriters herein by the total purchase price of all Securities sold in the public offering and the Company is responsible for the remaining portion; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriters. As used in this Paragraph 9, the term "Underwriters" includes any officer, director, or other person who controls the Underwriters within the meaning of Section 15 of the Act, and the word "Company" includes any of officer, director or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriters and each person who controls the Underwriters shall be entitled to contribution from the Company to the full extent permitted by law. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement.

            (e) Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is made against another party (the "contributing party"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability it may have to any other party other than for contribution hereunder.

            In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The indemnification provisions contained in this Paragraph 9 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

      10.   Representations Warranties Agreements to Survive Delivery.

      The respective indemnity and contribution agreements by the Underwriters and the Company contained in Paragraph 9 hereof, and the covenants, representations and warranties of the Company and the Underwriters set forth in this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriters or on its behalf or by or on behalf of any person who controls the Underwriters, or by the Company or any controlling person of the Company or any director or any of officer of the Company, (ii) acceptance of any of the Securities and payment therefor, or (iii) any termination of this Agreement, and shall survive the delivery of the Securities and any successor of the

Underwriters or the Company, or of any person who controls you or the Company or any other indemnified party, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Underwriters and the Company contained in this Paragraph 10 shall be in addition to any liability which the Underwriters and the Company may otherwise have.

      11.   Effective Date of This Agreement and Termination Thereof.

            (a) This Agreement shall become effective at 10:00 A.M., New York time, on the first full business day following the day on which you and the Company receive notification that the Registration Statement became effective.

            (b) This Agreement may be terminated by the Representative by notifying the Company at any time on or before the Closing Date, if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, securities markets; or if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if the Company shall have sustained a loss material or substantial to the Company taken as a whole by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Securities; or if there shall have been a material adverse change in the conditions of the securities market in general, as in your reasonable judgment would make it inadvisable to proceed with the offering, sale and delivery of the Securities; or if there shall have been a material adverse change in the financial or securities markets, particularly in the over-the-counter market, in the United States having occurred since the date of this Agreement.

            (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Paragraph 11, the Company shall be notified promptly by you by telephone or facsimile, confirmed by letter.

            (d) If this Agreement shall not become effective by reason of an election of the Representative pursuant to this Paragraph 11 or if this Agreement shall not be carried out within the time specified herein by reason of any failure on the part of the Company to perform any undertaking, or to satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company to the Underwriters, in addition to the obligations assumed by the Company pursuant to Paragraph 7 herein, will be to reimburse the Underwriters for the following: (i) Blue Sky counsel fees and expenses to the extent set forth in Paragraph 7(a)(iv); (ii) Blue Sky filing fees; and (iii) such reasonable out-of-pocket expenses of the Underwriters (including the fees and disbursements of their counsel), to the extent set forth in Paragraph 7(c), in connection with this Agreement and the proposed offering of the Stock, but in no event to exceed the sum of $100,000 less such amounts already paid.

            Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Paragraphs 7 and 9 hereof shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

      12.   Notices.

      All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to the Representative at J.W. Barclay & Co., Inc., One Battery Park Plaza, New York, New York 10004 Attention: John Cioffoletti, with a copy thereof to Lawrence G. Nusbaum, Esq., Gusrae Kaplan & Bruno, 120 Wall Street, New York, New York 10005, and, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to the Company at 780 Third Avenue, New York, New York 10017, Attention: Ronald G. Nathan, President, with a copy thereof to Hall Dickler Kent Friedman & Wood, LLP, 909 Third Avenue, New York, New York 10022, Attention: Steven D. Dreyer, Esq.

      13.   Parties.

      This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Paragraph 9 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

      14.   Construction.

      This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and shall supersede any agreement or understanding, oral or in writing, express or implied, between the Company and you relating to the sale of any of the Securities.

      15.   Jurisdiction and Venue.

      The Company agrees that the courts of the State of New York shall have jurisdiction over any litigation arising from this Agreement, and venue shall be proper in the Southern District of New York.

      16.   Counterparts.

      This agreement may be executed in counterparts.

      If the foregoing correctly sets forth the understanding between you, the Selling Stockholders and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                              Very truly yours,

                    RUSSIAN WIRELESS TELEPHONE COMPANY, INC.


                    By:______________________________________
                           Ronald G. Nathan, President


                              The Selling Stockholder:

                              THE CAM NEELEY FOUNDATION


                    By:______________________________________


Accepted as of the date first
above written:

J.W. BARCLAY & CO., INC.


By:_____________________________________

                                  SCHEDULE A


              Common Stock to be Sold By the Selling Stockholder

Name                                                  Number of Shares

The Cam Neeley Foundation                             30,000


                                                      ------
                                    Total:            30,000
                                                      ======

                                  SCHEDULE B


                                                      Number of Shares
                                                      of common Stock
                                                      to be Purchased
                                                      ---------------

Underwriter
-----------

J.W. Barclay & Co., Inc.

                                                      ----------
                                    Total:            $1,650,000
                                                      ==========

                    RUSSIAN WIRELESS TELEPHONE COMPANY, INC.

                                  INSTRUCTIONS


FOR COMPLETING THE CUSTODY AGREEMENT AND POWER OF ATTORNEY


            THE ATTACHED AGREEMENT MUST BE COMPLETED AND SIGNED BY EACH STOCKHOLDER WHO WISHES TO SELL SHARES IN THE PROPOSED OFFERING. ALL SIGNATURES MUST BE GUARANTEED BY A BANK OR TRUST COMPANY OR MEMBER OF THE NEW YORK OR AMERICAN STOCK EXCHANGE (SEE INSTRUCTION "D").

      A. You have been sent four copies of the Custody Agreement and Power of Attorney (the "Custody Agreement"). Please complete and return three copies of the Custody Agreement to the address listed in paragraph F below together with your endorsed stock certificate(s). One completed copy of the Custody Agreement will be retained by the Custodian, one will be sent to the Attorney-In-Fact and one will be returned to you.

      B. The Custody Agreement includes a questionnaire on pages 10 through 15, which will be used to prepare any amendments to a Registration Statement on Form SB-2 (No. 333-24177) which was filed by Russian Wireless Telephone Company, Inc. (the "Company") with the Securities and Exchange Commission on March 28, 1997. You must answer each question fully and carefully.

      C. You must indicate the number of shares you wish to sell by completing page 18 of the Custody Agreement.

      D. YOU MUST SIGN EACH COPY OF THE CUSTODY AGREEMENT ON PAGE 17, AND YOU ALSO MUST SIGN EACH STOCK CERTIFICATE (OR THE ACCOMPANYING STOCK POWER) DEPOSITED HEREUNDER. YOUR SIGNATURE MUST APPEAR ON THE CUSTODY AGREEMENT AND THE STOCK CERTIFICATE OR THE ACCOMPANYING STOCK POWER GUARANTEED BY ANY BANK OR TRUST COMPANY OR ANY BROKER WHO IS A MEMBER OF THE NEW YORK OR AMERICAN STOCK EXCHANGE. PLEASE SIGN THE STOCK CERTIFICATE (OR THE ACCOMPANYING STOCK POWER) AND EACH COPY OF THE CUSTODY AGREEMENT EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE.

      E. IF STOCK CERTIFICATES TO BE DEPOSITED ARE ISSUED IN THE NAME OF TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, PARTNERS, ATTORNEYS-IN-FACT, NOMINEES, OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, THE CUSTOMARY EVIDENCE OF AUTHORITY OF THE PERSON OR PERSONS MAKING THE DEPOSIT MUST ACCOMPANY THE STOCK CERTIFICATES, TOGETHER WITH TRUE AND COMPLETE COPIES OF ANY TRUST INSTRUMENT. EACH NOMINEE SHOULD ATTACH A CERTIFIED COPY OF HIS APPOINTMENT AS NOMINEE OR A CERTIFIED AUTHORIZATION OF SUCH NOMINEE STATUS.

      F. Endorsed stock certificates or stock certificates with stock powers attached along with fully executed copies of the completed Custody Agreement, and any other documents you are executing in connection with this transaction, should be promptly forwarded to:

            Hall Dickler Kent Friedman & Wood, LLP
            909 Third Avenue
            New York, New York 10022

            Attention: Steven D. Dreyer, Esq.

      G. If any certificate which you submit represents a greater number than the Shares to be sold by you, the Custodian will cause to be delivered to you a certificate for the excess number of shares within 10 days after the closing of the sale by the Underwriters.

      H. PLEASE CONTACT MR. RONALD G. NATHAN, PRESIDENT OF THE COMPANY, IF ANY INFORMATION OR REPRESENTATION INCLUDED IN THE ENCLOSED CUSTODY AGREEMENT SHOULD CHANGE PRIOR TO THE SALE OF YOUR SHARES.

                    CUSTODY AGREEMENT AND POWER OF ATTORNEY

                                      for

                Sale of Shares of Common Stock, $.01 Par Value

                      RUSSIAN WIRELESS TELEPHONE COMPANY



Hall Dickler Kent Friedman & Wood, LLP
909 Third Avenue
New York, New York 10022
Attention: Steven D. Dreyer, Esq.
("Attorney-In-Fact" and "Custodian")

Dear Sirs:

      The undersigned stockholder (the "Selling Stockholder") of Russian Wireless Telephone Company, Inc., a Delaware corporation (the "Company"), and the Company desire to sell certain shares of the Common Stock of the Company, $.01 par value (the "Common Stock"), to J.W. Barclay & Co. Inc. as the representative of the underwriters (the "Representative") for distribution under a Registration Statement on Form SB-2 (File No. 333-24177) (the "Registration Statement") to the public at a price and on terms to be determined as hereinafter set forth. The Company proposes to issue and sell an aggregate of 1,620,000 shares of its authorized and unissued Common Stock and has granted the Underwriters an option to purchase up to an additional 247,500 shares of its authorized and unissued Common Stock on the terms and conditions of the Underwriting Agreement, as defined below. The Selling Stockholder proposes to sell an aggregate of 30,000 shares of Common Stock. The aggregate number of shares or any portion thereof to be sold are referred to hereinafter as the "Purchased Shares"; the aggregate number of shares or any portion thereof included in the option granted the Underwriters are referred to hereinafter as the "Option Shares"; and the Purchased Shares and the Option Shares together sometimes are referred to hereinafter as the "Shares". It is understood that such sale to the Underwriters shall be entered into only if, as and when the Attorney-In-Fact (as hereinafter defined), acting for the Selling Stockholder in his discretion determines that such sale is in the best interests of the Selling Stockholder.

A.    Power of Attorney

      The undersigned hereby irrevocably constitutes and appoints Steven D. Dreyer his true and lawful agent and attorney ("Attorney-In-Fact") with respect to all matters arising in connection with the public offering and sale of the Shares to be sold by the undersigned to the Underwriters, including, but not limited to, the power and authority on behalf of the undersigned to do any and all of the following things:

            1. To make, execute and deliver an underwriting agreement (the "Underwriting Agreement") substantially in the form of the draft thereof which the undersigned has received and which was filed as Exhibit 1.1 to the Registration Statement, but with such insertions, changes, additions or deletions as the Attorney-In-Fact shall determine to be not materially adverse to the undersigned, and not inconsistent with the draft thereof, such approval to be conclusively evidenced by his execution and delivery thereof, and to carry out and comply in his sole discretion with all the provisions of the Underwriting Agreement, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and to exercise all authority thereunder vested in, the undersigned.

            2. To sell, assign and transfer to the Underwriters pursuant to
      Section 4 of the Underwriting Agreement the aggregate number, but not less than the aggregate number, of Purchased Shares listed in Schedule A hereto and deposited hereunder for sale by the undersigned.

            3. To negotiate, determine and agree upon (a) the price at which the Shares (including the Shares to be sold by the undersigned) will be sold by the Selling Stockholders to the Underwriters pursuant to the Underwriting Agreement, and (b) the price at which the Shares (including the Shares to be sold by the undersigned) initially will be offered to the public by the Underwriters, such price to be not less than $7.00 per share and to include an Underwriters' discount and commission of not more than 9%. The difference between the price paid by the Underwriters to the Company and the price at which the Shares are offered and sold to the public represents a portion of the Underwriters' compensation for its services.

            4. To take any and all steps deemed necessary or desirable by the Attorney-In-Fact in connection with the registration with the Securities and Exchange Commission (the "Commission") of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the registration or qualification of the Shares under the securities or blue sky laws of any jurisdiction, including the requesting of acceleration of effectiveness of the Registration Statement, the filing of letters with the Commission and such other steps as the Attorney-In-Fact may deem necessary or advisable.

            5. To represent to the Commission, if requested by the Commission, that the undersigned is selling the Shares owned by him for the purposes of raising funds or diversifying the investment portfolio of the undersigned.

            6. To accept and deliver to the Custodian, on behalf of the undersigned, any certificates for shares of stock of the Company issued in the name of the undersigned after the date hereof but prior to the sale of the Shares to the Underwriters.

            7. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Shares to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates, and to transfer and deliver such certificate or certificates representing such Shares to or upon the order of the Underwriters.

            8. To instruct the Company's transfer agent with respect to all matters pertaining to the certificates representing the Shares; to cause the Company's transfer agent to issue and register a certificate or certificates representing the Shares in accordance with the directions of the Underwriters; and to permit inspection and packaging of such certificates by the Underwriters, in each case as provided in the Underwriting Agreement.

            9. To retain Messrs. Hall Dickler Kent Friedman & Wood, LLP, as legal counsel for the Selling Stockholder.

            10. Subject to the terms and conditions of Section 1 hereof, otherwise to take all actions and do all things, in his discretion, including the execution and delivery of all documents necessary or proper, required, contemplated or deemed advisable by the Selling Stockholder and generally to act for and in the name of the undersigned with respect to the sale of the Shares to the Underwriters and re-offering of the Shares by the Underwriters as fully as could the undersigned if then personally present and acting.

      The Attorney-In-Fact hereby is empowered to determine in his sole discretion the time or times when, and the purposes for and the manner in which, any power herein conferred upon him by the Selling Stockholder shall be exercised and to exercise any such power.

      This Power of Attorney shall terminate (other than as provided in Section H hereof) when the Shares to be sold by the Selling Stockholder have been delivered and paid for as provided in the Underwriting Agreement and any and all actions required to be taken by the Custodian under this Agreement and the Underwriting Agreement have been completed.

B.    Deposit of Shares

      For the purposes hereof, the undersigned herewith transmits to the Custodian, one or more certificates representing not less than the aggregate number of Shares set forth with respect to the undersigned in Schedule A attached hereto. Each such certificate so delivered (i) is in negotiable and proper deliverable form with the signature of the undersigned to the endorsement thereon guaranteed by a bank or trust company having an office or a correspondent in New York City or by a member of the New York Stock Exchange or American Stock Exchange, or (ii) is accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorney-In-Fact: (i) to hold the Shares represented by the certificate or certificates referred to above in custody; (ii) to make such other appropriate arrangements as may be necessary for the safekeeping of said certificate or certificates and the delivery thereof for sale to the Underwriters at the date of delivery; and (iii) to deliver to the undersigned new certificates for the untransferred balance, if any, of the shares of Common Stock evidenced by the enclosed certificate or certificates.

      If acting as a trustee or in any other fiduciary or representative capacity, the undersigned has delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Stockholder. The undersigned agrees to deliver to the Attorney-In-Fact or the Custodian such additional documentation as the Company or the Underwriters may request to effectuate any of the provisions hereof or of the Underwriting Agreement.

C.    Sale of Shares

      The Custodian hereby is authorized and directed to deliver to the Underwriters certificates for the Shares to be sold by the undersigned as provided in the Underwriting Agreement against delivery to the Custodian for the account of the undersigned of the purchase price payable by the Underwriters in the form of a certified check of J.W. Barclay & Co., Inc., or by bank cashier's check in New York Clearing House funds payable to the order of each of the Selling Stockholders for their respective amounts. The Custodian is authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares to be sold by the undersigned.

D.    Representations, Warranties and Agreements

      The undersigned represents and warrants to, and agrees with the Company and the Underwriters that (i) the undersigned has reviewed carefully the proof of the Underwriting Agreement, including without limitation, the representations and warranties to be made by the undersigned as a Selling Stockholder contained in Section 2.B, the certificate referred to in Section 8(i), and the indemnity and contribution provisions contained in Section 9; (ii) such representations and warranties are true and correct as of the date hereof and will be true and correct at the time of the execution of the Underwriting Agreement and the time of the sale of the Shares to the Under-writers; and (iii) such covenants and agreements are valid and binding as of the date hereof and will be valid and binding at the time of the execution of the Underwriting Agreement and the time of the sale of the Shares to the Underwriters. This Agreement constitutes a representation that the undersigned has received the Preliminary Prospectus of the Company and, except as set forth under "Exceptions" below, the information contained in such Preliminary Prospectus with respect to the undersigned is true and correct.

      The foregoing representations, warranties and agreements, as well as those contained in the Questionnaire which comprises Section I of this Agreement, and those contained in the Underwriting Agreement, are and will be made for the benefit of, and may be relied upon by, the Underwriter, the Attorney-in-Fact, and the Custodian and their respective representatives, agents and counsel.

      EXCEPTIONS:




E.    Irrevocability of Instruments

      This Agreement, the deposit pursuant hereto of certificates representing the Shares, and all authority herein conferred, is granted, made and conferred subject to and in consideration of the interest of the Underwriters and the Company, for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement; and the Attorney-In-Fact further is vested hereby with an estate, right, title and interest in and to the Shares for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions at the time of purchase. Accordingly, this Agreement shall be irrevocable prior to August 31, 1997 and shall remain in full force and effect until that date. Furthermore, for the consideration herein referred to and in consideration of the said interest in the Shares, the undersigned agrees that this Agreement is irrevocable and shall not be terminated by operation of law upon the occurrence of any event whatsoever.

F.    Rights and Obligations of the Selling Stockholder

      Until payment in full for the Shares has been made by or for the account of the Underwriters, as above provided, the undersigned Selling Stockholder shall remain the owner of his Shares and shall retain all rights of ownership with respect to the Shares, including the right to vote and to receive any dividends and payment thereon, except the right to dispose of the Shares, which is subject to the Attorney-In-Fact's, rights pursuant hereto and subject to the Underwriting Agreement. However, until such payment in full has been made, or until the Underwriting Agreement has been terminated, the undersigned agrees not to give, pledge, hypothecate, grant liens on, transfer, deal with or contract with respect to, the Shares, or any interest therein, except in accordance with the Underwriting Agreement, and the Custodian shall not seek, request or demand any transfer, or transfer any, of the Shares except pursuant to the Underwriting Agreement.

G.    Liability and Indemnification of
      the Attorney-In-Fact and Custodian

      Subject to the terms and conditions of Section A.1 hereof, the Attorney-In-Fact and the Custodian are authorized to accept this Agreement and take any and all actions hereunder as the Attorney-In-Fact, in his sole discretion, shall determine. The Attorney-In-Fact and Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Shares and any other shares of Common Stock held and received by the Attorney-In-Fact or deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby does agree to indemnify and hold harmless the Attorney-In-Fact and the Custodian with respect to anything done by them in good faith in connection with any and all matters contemplated by this Agreement or the Underwriting Agreement.

H.    Return of Undelivered Shares

      If the Underwriting Agreement is not executed and delivered prior to November 30, 1997, or if the Underwriting Agreement shall be executed and delivered and then terminated pursuant to the provisions thereof without purchase of the Shares, this Custody Agreement (and the Power of Attorney included herein) shall terminate, and the Attorney-In-Fact, after all obligations hereunder or under the Underwriting Agreement have been fulfilled, shall instruct the Custodian to return to the undersigned the Shares held in custody for the account of the undersigned, together with any applicable stock powers, unless this Agreement is extended by written notice from the Selling Stockholder.

I.    Questionnaire

      In connection with the preparation of the Registration Statement it is necessary that the Company obtain from you the information called for by the following questions. The information supplied in response to this Questionnaire will be used to assure that certain of the information included in the Registration Statement is correct. Accordingly, great care should be exercised in the completion of the following questions,

      If the answer to any item is negative, or if such item is inapplicable, please so state in the space provided. If the space provided is insufficient for a complete answer, additional sheets may be attached to this Agreement.

      Question 1. Before answering this question, please read the explanatory information concerning "beneficial ownership" which follows this question.

      Please state as of (I) October 15, 1997, and (II) immediately following the sale of the Shares by you to the Underwriters:

                                           I                II

                                         As of
                                   Oct. 15, 1997    After sale
                                   -------------    ----------
    A.1.  The number of shares
of the Company's Common Stock
beneficially owned, directly or
indirectly, by you:

       2.  The number of shares
listed in A.1 as to which you

      have sole voting power:         _____ shares     _____ shares

      share voting power:             _____ shares     _____ shares

      have sole investment/
      disposition power:              _____ shares     _____ shares


      share investment/
      disposition power:              _____ shares     _____ shares

                                         I                   II

                                         As of
                                   Oct. 15, 1997         After sale
                                   -------------         ----------
       3.   The number of shares
of the Company's Common Stock
owned of record by you:                _____ shares     _____ shares

       4.   Whether the shares
listed in A.3 are included in
those listed in A.1:                 Yes____No____        Yes____No____

       B.1. The number of shares
of Company Common Stock that are
owned by a partnership, firm,
corporation, trust, estate or
voting trust of which you are a
partner, director, officer,
principal stockholder, trustee,
executor or participant:             _____ shares     _____ shares



       2. The name (or other
identification) of any such
partnership, firm, corporation,
trust, estate or voting trust:

        3.   Whether the shares
listed in B.1 are included in
those listed in A.1:                 Yes____No____        Yes____No____

       C.1. The number of shares
of Company Common Stock with
respect to which you have the
right to acquire beneficial
ownership, directly or
indirectly, within 60 days

      pursuant to the power to
      revoke or the automatic
      termination of a trust,
      discretionary account or
      similar arrangement:            _____ shares     _____ shares

      through the exercise of
      any option, warrant or
      right                           _____ shares     _____ shares

                                         I                   II

                                       As of
                                   Oct. 15, 1997        After sale
                                   -------------        ----------
        2.   Whether the shares
listed in C.1 are included
in those listed in A.1:            Yes____No____        Yes____No____

Note: Items A, B and C are intended to elicit information as to the nature of your beneficial ownership of shares (such as record ownership, beneficial ownership by virtue of your having or sharing voting or investment powers, beneficial ownership by reason of your right to acquire, etc.). If you do not believe that the nature of your beneficial ownership is apparent from your responses to items A, B and C, please further explain below:

       D. The number of shares
reported as beneficially owned
by you under Question A.1 that
are subject to any put, call,
straddle or other option, or to
any pledge, hypothecation or
other agreement which may affect
your ownership thereof, and the
nature of the option or
agreement involved:
                                             _____ shares     _____ shares


       E.1. The number of shares
reported as beneficially owned
by you under Question A.1 as to
which you disclaim beneficial
ownership:                                   _____ shares _____ shares

       2. If you disclaim
beneficial ownership of any
shares, please briefly identify
such shares and state the
reasons for such disclaimer:

Beneficial ownership: A beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, including the power to direct the voting of such security or (2) disposition power, including the power to dispose of or direct the disposition of such security. In addition, a person is deemed to have "beneficial ownership" of any securities as to which such person has the right to acquire beneficial ownership at any time within 60 days, including, but not limited to, any right to acquire:

            (i) through the exercise of any option, warrant or right;

            (ii)  through the conversion of any security;

            (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or

            (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

      It is possible that a security may have more than one "beneficial owner," such as a trust, with two co-trustees sharing voting power, and the settler or another third party having investment power, and the settler or another third party having investment power, in which case each of the three would be the "beneficial owner" of the securities in the trust. The power to vote or direct the voting, or to invest or dispose of, or direct the investment or disposition of, a security may be indirect and arise from legal, economic, contractual or other rights, and the determination of beneficial ownership depends on who ultimately possesses or shares the power to direct the voting or the disposition of the security.

      The final determination of the existence of beneficial ownership depends on the facts of each case; you may, in the space provided after Question 1.E.2, disclaim beneficial ownership of securities held in the name of another, although indicating the holdings of such other person. Since beneficial ownership by you of securities registered in the name of another may have serious consequences, financial or otherwise, to you, you should use great care, and if necessary consult your attorney, before reporting such shares as beneficially owned.

      Question 2. Describe briefly and state the approximate amount of any interest, direct or indirect, which you or any of your associates had or have in any transaction, or series of similar transactions, occurring in whole or in part since April 1994 or in any proposed transaction, or series of similar transactions, to which the Company was, or is to be, a party. You may merely affirm the statements made in the Preliminary Prospectus dated September 16, 1997 under the heading "Certain Relationships and Related Transactions." (You need not describe transactions in which you or any associate did not have an aggregate interest exceeding $10,000 or any transaction in which your interest arose solely from your ownership of securities of the Company provided that you received no extra or special benefit not shared on a pro rata basis by all other security holders.) For purposes of the foregoing, your "associates" include:

      (1) Any corporation or other organization (other than the Company) of which you are an officer or partner or of which you beneficially own, directly or indirectly, 10% or more of any class of equity securities;

      (2) Any trust or estate in which you have a substantial beneficial interest or as to which you serve as trustee, executor or in a similar fiduciary capacity; and

      (3) Your spouse and any relative of yours or of your spouse if such relative either lives with you or is a director or officer of the Company or any of its subsidiaries.


      ANSWER:




      Question 3. Please describe briefly any material legal proceeding pending or known to be contemplated in which you or any of your associates (as defined in the previous question) has an interest adverse to the Company, including the name of the court or agency in which any proceeding is pending or known to be contemplated, the date instituted or the date you anticipate it will be instituted, the principal parties thereto, a description of the factual basis alleged to underlie the proceeding or contemplated proceeding and the relief sought or to be sought.

      ANSWER:




      Question 4. Do you know of any arrangement (other than the proposed Underwriting Agreement) made or to be made by any person for any of the following purposes: (a) to limit or restrict the sale of shares of the Company's Common Stock during the period of distribution; (b) to stabilize the market for any shares of the Company's Common Stock to be offered; or (c) to withhold commissions, or otherwise to hold the Underwriters or each dealer responsible for the distribution of his participation in connection with the proposed offering?

                           Yes_________  No_________


      If yes, please summarize your knowledge of such arrangement:



      Question 5. Please state whether (a) you are, directly or indirectly, affiliated or associated with any member of the National Association of Securities Dealers, Inc. or (b) you have been or might be an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter, for securities of the Company including the securities now being registered. If your answer to (a) is in the affirmative, please state the name of such member and the nature of the relationship. If your answer to (b) is in the affirmative, please state any underwriting discounts and commissions received or which might be received by you or such firm upon the sale of securities by the Company.

      ANSWER:




      Question 6. Please state each person or specify each class of persons (other than underwriters or dealers, as such) to whom any shares of Common Stock of the Company have been sold by you or any associate (as defined in Question 2) of yours, since April 26, 1994 or are to be sold by you or any such associate of yours. In answering this question, please make a separate statement with respect to each sale of Common Stock, giving the number of shares of Common Stock sold, the price at which such shares were sold and the consideration given for the shares so sold.

      ANSWER:




      Question 7. Do you or does any associate (as defined in Question 2) of yours have any understanding or agreement to sell to anyone shares of Common Stock other than pursuant to the Underwriting Agreement? If yes, please give details of any such sale, undertaking or agreement, including the date(s), number of shares, sale price and party to whom sold or to be sold.

      ANSWER:





J.    Miscellaneous

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

      Receipt by the Attorney-In-Fact and the Custodian of executed counterparts of this Agreement, or any certificate representing Shares deposited hereunder, shall constitute acceptance by each of the Attorney-In-Fact and the Custodian of the authorizations herein conferred and evidence the agreement of each of the Attorney-In-Fact and the Custodian to carry out and to perform this Agreement in accordance with the provisions hereof.

      The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York and shall inure to the benefit of, and this Agreement shall be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors end assigns, as the case may be.

      If any word, phrase, clause, portion or provision of this Agreement shall be held or deemed to be, or shall in fact be, inoperative or unenforceable as applied in any particular case or circumstance in any applicable jurisdiction or jurisdiction because if conflicts with any other provision hereof, or any constitution, statute or rule of public policy, or for any other reason, such eventuality shall not render any of the aforesaid inoperative or unenforceable in any other case or circumstance, or render any one or more or combination of any words, phrases, clauses, portions, or provisions herein invalid, inoperative, ultra vires or unenforceable to any extent whatsoever.

      The undersigned hereby ratifies and confirms all that the Attorney-In-Fact shall do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Agreement on this _____ day of __________, 1997.

                                   Signature:

                                  _________________________________

Signature of Selling              __________________________________
Stockholder Guaranteed            Please sign exactly as your
by:                               name appears on your stock
                                  certificate.

                                  Name and address to which
___________________________       notices and funds shall be
*(See Note below)                 sent (please print or type),

                                  _________________________________
                                             (Name)
                                  _________________________________
                                            (Street)
                                  _________________________________
                                  (City) (State) (Zip Code, if in USA)

*(NOTE: The Stockholder's signature must be guaranteed by a bank or trust company or by a member of the New York or American Stock Exchange.)

                                   SCHEDULE A


                    Certificate for Shares of Common Stock of
                    RUSSIAN WIRELESS TELEPHONE COMPANY, INC.
                               Deposited Herewith


1.    Your exact name and address:


2.    Certificates for Shares of Common Stock Deposited

      A                  B                   C

                                         No. of Shares
                    No. of Shares        of Common Stock
                    of Common Stock      from This
Certificate         represented by       Certificate
Number              Certificate*         To Be Sold**

---------------     ---------------      ---------------

---------------     ---------------      ---------------

---------------     ---------------      ---------------


--------------------

* The number to be inserted in this column is the number appearing on the stock certificate you are submitting for sale.

** The number to be inserted in this column is the number of shares from the certificate that you want to sell. If you deposit a certificate or certificates representing more shares than you plan to sell, the Custodian will cause to be delivered to you a new certificate representing the number of shares to be retained by you within ten days after the closing of the sale to the Underwriters.